EXHIBIT 1









                                                                  March 29, 2005



Securities and Exchange Commission
450 Fifth Street, Northwest
Washington, D.C.  20549

Re:      Clean Systems Technology Group, Ltd.
         File Reference No. 000-14646

Dear SEC Representative:

We have read the statements regarding the recent change of auditors that we understand Clean Systems Technology Group, Ltd. will include under Item 4 of the Form 8-K report it will file. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under
Item 4.

Very truly yours,


\S\ MOORE STEPHENS
Moore Stephens, P.C.
Chartered Accountants